                            LETTER TO STOCKHOLDERS
-------------------------------------------------------------------------------

We are pleased to submit the financial statements of the Corporation for the three months ended March 31, 2000. In addition, there is a schedule of invest-ments provided along with other financial information.

Net assets of the Corporation at March 31, 2000 were $43.85 per share, com-pared with $39.48 per share at December 31, 1999, on the 13,916,380 shares and 14,314,180 shares outstanding on each respective date. On March 1, 2000, a distribution of $0.20 per share was paid consisting of $0.13 from 1999 long-term capital gain, $0.03 from 1999 investment income and $0.04 from 2000 in-vestment income, all taxable in 2000. A 2000 investment income dividend of $0.20 per share has been declared to shareholders of record May 19, 2000, pay-able June 1, 2000.

Net investment income for the three months ended March 31, 2000 amounted to $1,056,548, compared with $1,984,605 for the same period in 1999. These earn-ings are equal to $0.08 and $0.14 per share, respectively, on the average num-ber of shares outstanding during each period.

Net capital gain realized on investments for the three months ended March 31, 2000 amounted to $6,521,959, the equivalent of $0.47 per share.

                            ----------------------

We are pleased to announce the election of Dr. Susan C. Schwab to the Board of Directors, effective January 13, 2000. Dr. Schwab is currently the Dean of the School of Public Affairs at the University of Maryland, College Park, Maryland.

The Annual Meeting, held on March 28, 2000 in Palm Beach, Florida, was well attended by shareholders. Upon conclusion of the formal segment of the meet-ing, management reviewed the portfolio's performance in 1999 and discussed the outlook for the future. The results of the voting at the Annual Meeting are shown on page 10.

Current and potential shareholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, at its site on the Internet. The address for the site is www.peteres.com. Also available at the website are a brief history of the Corporation, historical financial information, and more general industry material. Further information regarding shareholder services is located on page 11 of this report.

The Corporation is an internally-managed equity fund emphasizing petroleum and other natural resource investments. The investment policy of the fund is based on the primary objectives of preservation of capital, the attainment of rea-sonable income from investments and, in addition, an opportunity for capital appreciation.

By order of the Board of Directors,

/s/ Douglas G. Ober
___________________
Douglas G. Ober,
Chairman and
Chief Executive Officer


/s/ Richard F. Koloski
______________________
Richard F. Koloski,
President

April 21, 2000

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                 March 31, 2000
                                  (unaudited)

Assets
Investments* at value:
 Common stocks and convertible securities
  (cost $310,226,999)                              $594,160,970
 Short-term investments (cost $17,049,986)           17,049,986 $611,210,956
---------------------------------------------------------------
Cash                                                                  11,051
Securities lending collateral                                     23,804,997
Receivables:
 Investment securities sold                                           36,361
 Dividends and interest                                              586,691
Prepaid expenses                                                   1,756,504
----------------------------------------------------------------------------
   Total Assets                                                  637,406,560
----------------------------------------------------------------------------
Liabilities
Investment securities purchased                                      687,448
Open option contracts at value (proceeds
 $259,069)                                                           193,750
Obligations to return securities lending collateral               23,804,997
Accrued expenses                                                   2,507,533
----------------------------------------------------------------------------
   Total Liabilities                                              27,193,728
----------------------------------------------------------------------------
   Net Assets                                                   $610,212,832
============================================================================
Net Assets
Common Stock at par value $1.00 per share, authorized
  50,000,000 shares; issued and outstanding
  13,916,380 shares                                             $ 13,916,380
Additional capital surplus                                       305,239,521
Undistributed net investment income                                  533,022
Undistributed net realized gain on investments                     6,524,619
Unrealized appreciation on investments                           283,999,290
----------------------------------------------------------------------------
   Net Assets Applicable to Common Stock                        $610,212,832
============================================================================
   Net Asset Value per Share of Common Stock                          $43.85
============================================================================

* See Schedule of Investments on pages 7 and 8.

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                       Three Months Ended March 31, 2000
                                  (unaudited)

Investment Income
 Income:
  Dividends                                                     $ 2,026,273
  Interest                                                          212,830
---------------------------------------------------------------------------
   Total income                                                   2,239,103
---------------------------------------------------------------------------
 Expenses:
  Investment research                                               681,266
  Administration and operations                                     249,537
  Directors' fees                                                    52,500
  Reports and stockholder communications                             80,009
  Transfer agent, registrar and custodian expenses                   33,292
  Auditing services                                                  11,778
  Legal services                                                     12,224
  Occupancy and other office expenses                                21,536
  Travel, telephone and postage                                      14,983
  Other                                                              25,430
---------------------------------------------------------------------------
   Total expenses                                                 1,182,555
---------------------------------------------------------------------------
   Net Investment Income                                          1,056,548
---------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on Investments
  Net realized gain on security transactions                      6,521,959
  Change in unrealized appreciation on investments               53,533,337
---------------------------------------------------------------------------
   Net Gain on Investments                                       60,055,296
---------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                  $61,111,844
===========================================================================

The accompanying notes are an integral part of the financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                      Three Months   Year ended
                                                         ended      December 31,
                                                     March 31, 2000     1999
                                                     -------------- ------------
                                                      (unaudited)
From Operations:
 Net investment income                                $  1,056,548  $  9,806,876
 Net realized gain on investments                        6,521,959    22,803,830
 Change in unrealized appreciation on investments       53,533,337    75,425,708
---------------------------------------------------------------------------------
   Increase in net assets resulting from operations     61,111,844   108,036,414
---------------------------------------------------------------------------------
Dividends to Stockholders from:
 Net investment income                                    (983,821)   (9,965,792)
 Net realized gain from investment transactions         (1,827,096)  (22,284,614)
---------------------------------------------------------------------------------
   Decrease in net assets from distributions            (2,810,917)  (32,250,406)
---------------------------------------------------------------------------------
From Capital Share Transactions:
 Value of common shares issued in payment of
  optional distributions                                 --0--        15,851,054
 Cost of common shares purchased (note 4)              (13,163,096)   (1,383,179)
---------------------------------------------------------------------------------
   Change in net assets from capital share
    transactions                                       (13,163,096)   14,467,875
---------------------------------------------------------------------------------
   Total Increase in Net Assets                         45,137,831    90,253,883
Net Assets:
 Beginning of period                                   565,075,001   474,821,118
---------------------------------------------------------------------------------
 End of period (including undistributed net investment
  income of $533,022 and $460,295, respectively)      $610,212,832  $565,075,001
=================================================================================

                   NOTES TO FINANCIAL STATEMENTS (unaudited)
-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a diversified investment company. On March 28, 2000, the Corporation received shareholder approval to change its registration to a non-diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation--Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Written options are valued at the last quoted asked price.

Security Transactions and Investment Income--Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at March 31, 2000 was $327,440,910, and net unrealized appreciation aggregated $284,029,115, of which the related gross unrealized appreciation and depreciation were $307,519,120 and $23,490,005, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassi-fications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

-------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the three months ended March 31, 2000 were $5,625,673 and $22,943,120, respectively. The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Option transactions comprised an insignificant portion of operations during the period ended March 31, 2000 . All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK

The Corporation may purchase shares of its common stock from time to time at such prices and amounts as the Board of Directors may deem advisable. During the three months ended March 31, 2000, the Corporation purchased 403,300 shares of common stock at a total cost of $13,163,096 and a weighted average discount from net asset value of 16.3%. At March 31, 2000, the Corporation held a total of 441,000 shares of its common stock.

The Corporation has 5,000,000 unissued preferred shares without par value.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 815,000 shares of the Corporation's common stock at 100% of the fair market value at date of grant. Options are exercis-able beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are ex-ercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of sur-render.

Under the plan, the exercise price of the options and related stock apprecia-tion rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 2000, there were 148,916 options outstanding at a weighted average exercise price of $22.4389 per share. During the three months ended March 31, 2000, the Corporation granted options including stock appreciation rights for 15,223 shares of com-mon stock with an exercise price of $30.1875. During the period stock appreci-ation rights relating to 1,094 stock option shares were exercised at a weighted average market price of $34.75 per share and the stock options relat-ing to these rights, which had a weighted average exercise price of $27.7125 were cancelled. At March 31, 2000, there were outstanding exercisable options to purchase 53,431 common shares at $13.815-33.625 (weighted average price of $18.428) per share and unexercisable options to purchase 109,614 common shares at $18.2125-33.6250 per share (weighted average price of $25.6841). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 4.0793 years and 7.0044 years, respectively. The to-tal compensation expense for stock options and stock appreciation rights rec-ognized for the three months ended March 31, 2000 was $459,089. At March 31, 2000 , there were 320,907 shares available for future option grants.

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in individual stocks and bonds and mutual funds.

The actuarially computed net pension cost credit for the three months ended March 31, 2000 was $37,206, and consisted of service cost of $21,758, interest cost of $48,874, expected return on plan assets of $89,299, and net amortiza-tion credit of $18,539.

In determining the actuarial present value of the projected benefit obliga-tion, the interest rate used for the weighted average discount rate was 8.0%, the expected rate of annual salary increases was 7.0%, and the long-term ex-pected rate of return on plan assets was 8.0%.

On January 1, 2000, the projected benefit obligation for service rendered to date was $2,480,710. During the three months ended March 31, 2000 , the pro-jected benefit obligation increased due to service cost and interest cost of $21,758 and $48,874, respectively, and decreased due to benefit payments in the amount of $18,499. The projected benefit obligation at March 31, 2000 was $2,532,843.

On January 1, 2000, the actual fair value of plan assets was $4,501,921. Dur-ing the three months ended March 31, 2000 , the fair value of plan assets in-creased due to the expected return on plan assets of $89,299 and decreased due to benefit payments in the amount of $18,499. At March 31, 2000 , the pro-jected fair value of plan assets amounted to $4,572,721, which resulted in ex-cess plan assets of $2,039,878. The remaining components of prepaid pension cost at March 31, 2000 included $762,382 in un-

-------------------------------------------------------------------------------
recognized net gain, $320,597 in unrecognized prior service cost and $64,923 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at March 31, 2000 was $1,533,170.

In addition, the Corporation has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at March 31, 2000 for employees and former employees of the Corporation was $2,096,818. Aggregate remuneration paid or accrued during the three months ended March 31, 2000 to officers and directors amounted to $759,674.

Research, accounting and other office services provided by and reimbursed to The Adams Express Company, an investment company which owns 8.7% of the Corpo-ration's common stock, amounted to $125,083 for the three months ended March 31, 2000.

7. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash depos-its, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the in-vestment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securi-ties loaned plus accrued interest. Gain or loss in the fair value of securi-ties loaned that may occur during the term of the loan will be for the account of the Corporation. At March 31, 2000, the Corporation had outstanding loans of $23,167,619 and held collateral of $23,804,997.


                             FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


                          Three Months Ended
                          --------------------
                              (unaudited)                    Year Ended December 31
                          March 31,  March 31,  -------------------------------------------------
                            2000       1999       1999      1998      1997      1996      1995
                          ---------  ---------  --------- --------- --------- --------- ---------
Per Share Operating
 Performance
Net asset value,
 beginning of period        $39.48     $34.30     $34.30    $41.46    $37.09    $31.51    $26.84
-------------------------------------------------------------------------------------------------
Net investment income         0.08       0.14       0.72      0.82      0.77      0.79      0.86
Net realized gains and
 change in unrealized
 appreciation
 (depreciation) and
 other changes                4.49       1.34       6.79     (5.69)     5.93      6.93      5.90
-------------------------------------------------------------------------------------------------
Total from investment
 operations                   4.57       1.48       7.51     (4.87)     6.70      7.72      6.76
Less distributions
Dividends from net
 investment income           (0.07)     (0.10)     (0.72)    (0.78)    (0.77)    (0.82)    (0.87)
Distributions from net
 realized gains              (0.13)     (0.10)     (1.61)    (1.51)    (1.56)    (1.32)    (1.22)
-------------------------------------------------------------------------------------------------
Total distributions          (0.20)     (0.20)     (2.33)    (2.29)    (2.33)    (2.14)    (2.09)
-------------------------------------------------------------------------------------------------
Net asset value, end of
 period                     $43.85     $35.58     $39.48    $34.30    $41.46    $37.09    $31.51
=================================================================================================
Per share market price,
 end of period              $36.00     $32.625    $32.25    $30.625   $36.50    $34.75    $28.25
Total Investment Return
Based on market price        12.3%       7.3%      13.3%    (10.0)%    11.7%     31.2%     20.5%
Based on net asset value     11.7%       4.4%      23.8%    (11.1)%    18.9%     25.5%     26.5%
Ratios/Supplemental Data
Net assets, end of
 period (in 000's)        $610,213   $492,537   $565,075  $474,821  $556,453  $484,589  $401,405
Ratio of expenses to
 average net assets           0.84%+     0.54%+     0.43%     0.31%     0.47%     0.63%     0.57%
Ratio of net investment
 income to average net
 assets                       0.75%+     1.72%+     1.86%     2.13%     1.91%     2.31%     2.89%
Portfolio turnover            4.08%+     9.33%+    11.89%    12.70%    13.09%    15.50%    15.86%
Number of shares
 outstanding at end of
 period (in 000's)          13,916     13,841     14,314    13,841    13,423    13,066    12,739

--------
+Ratios presented on an annualized basis.

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                 March 31, 2000
                                  (unaudited)

                                              Shares   Value (A)
                                              -------  ---------

Stocks And Convertible Securities -- 97.4%

 Energy -- 81.4%
 Internationals -- 26.3%
  BP Amoco plc ADR                            400,000 $ 21,225,000
  Chevron Corp.                               130,000   12,016,875
  Exxon Mobil Corp.                           607,231   47,250,201
  Royal Dutch Petroleum Co.                   850,000   48,928,126
  "Shell" Transport and Trading Co., plc ADR  240,000   11,775,000
  Texaco Inc.                                 186,775   10,015,810
  TotalFinaElf ADR                            125,000    9,203,125
                                                      ------------
                                                       160,414,137
                                                      ------------
 Domestics -- 9.7%
  Amerada Hess Corp.                          100,000    6,462,500
  Atlantic Richfield Co.                       50,000    4,249,999
  Conoco Inc. Class B                         300,000    7,687,500
  Kerr McGee Corp.                            181,253   10,467,361
  Murphy Oil Corp.                            110,000    6,338,750
  Phillips Petroleum Co.                       60,000    2,775,000
  Tesoro Petroleum Corp. (B)                  300,000    3,450,000
  TOSCO Corp.                                 175,000    5,326,562
  Unocal Capital Trust $3.125
   Conv. Pfd.                                  72,540    3,844,620
  Unocal Corp.                                150,000    4,462,500
  Valero Energy Corp.                         125,000    3,828,125
                                                      ------------
                                                        58,892,917
                                                      ------------
 Producers -- 9.9%
  Anadarko Petroleum Corp.                    195,000    7,544,063
  Apache Corp.                                130,000    6,467,500
  Burlington Resources, Inc.                  130,000    4,810,000
  Devon Energy Corp                            70,000    3,399,375
  EOG Resources Inc.                          290,000    6,144,375
  Noble Affiliates Inc.                        91,855    3,013,992
  Occidental Petroleum Corp.                  175,000    3,631,250
  Ocean Energy Inc. (B)                       550,000    7,906,250
  Stone Energy Corp. (B)                      104,300    5,136,775
  Union Pacific Resources Group, Inc.         225,816    3,274,332
  Vastar Resources, Inc.                      125,000    9,289,062
                                                      ------------
                                                        60,616,974
                                                      ------------
 Distributors -- 20.3%
  Atmos Energy Corp.                          200,000    3,275,000
  Coastal Corp.                               220,000   10,120,000
  Columbia Energy Group                       100,000    5,925,000
  El Paso Energy Corp.                        110,000    4,441,250
  Energen Corp.                               353,900    5,640,281
  Enron Corp. $27.30 Conv.
   Pfd. Ser. J                                 23,000   47,014,013
  Equitable Resources Inc.                    180,500    8,088,656

                                                     Shares   Value (A)
                                                     ------   ---------

  Kinder Morgan, Inc. 8.25% PEPS
   Units due 2001                                    130,000 $  6,142,500
  National Fuel Gas Co.                              100,000    4,456,250
  New Jersey Resources, Inc.                         185,000    7,908,750
  Northwestern Corp.                                 200,000    4,125,000
  Questar Corp.                                      268,000    4,974,750
  Western Gas Resources Inc.                         186,000    2,952,750
  Williams Companies, Inc.                           200,000    8,787,500
                                                             ------------
                                                              123,851,700
                                                             ------------
 Services -- 15.2%
  BJ Services Co. (B)                                200,000   14,775,000
  Diamond Offshore Drilling, Inc.                     96,800    3,865,950
  ENSCO International, Inc.                          120,000    4,335,000
  Global Industries Ltd. (B)                         243,400    3,559,725
  Halliburton Co.                                    150,000    6,150,000
  Nabors Industries, Inc. (B)                        245,000    9,509,063
  Petroleum Geo-Services ASA ADR (B)                 250,000    4,328,125
  Santa Fe International Corp.                       180,000    6,660,000
  Schlumberger Ltd.                                  229,400   17,549,100
  Transocean Sedco Forex Inc.                        274,411   14,080,758
  Weatherford International, Inc. (B)                139,000    8,192,313
                                                             ------------
                                                               93,005,034
                                                             ------------
 Basic Industries -- 16.0%
 Basic Materials -- 3.3%
  Avery Dennison Corp.                               100,000    6,106,250
  Engelhard Corp.                                    250,000    3,781,250
  Freeport-McMoRan Copper & Gold Inc. Ser. A (B)     127,603    1,419,583
  Newpark Resources, Inc. (B)                        370,000    2,960,000
  Southdown, Inc.                                    100,000    5,900,000
                                                             ------------
                                                               20,167,083
                                                             ------------
 Capital Goods & Other -- 8.5%
  Calpine Capital Trust 5.75% Conv. Pfd. HIGH TIDES   87,500    8,028,125
  Calpine Corp. (B)                                   40,000    3,760,000
  Dover Corp.                                        140,000    6,702,500
  General Electric Co.                               190,000   29,485,625
  Owens-Illinois, Inc. (B)                           225,000    3,796,875
                                                             ------------
                                                               51,773,125
                                                             ------------
 Paper and Forest Products -- 4.2%
  Boise Cascade Corp.                                205,000    7,123,750
  Fort James Corp.                                   250,000    5,500,000
  Mead Corp.                                         210,000    7,336,875
  Temple-Inland, Inc.                                110,000    5,479,375
                                                             ------------
                                                               25,440,000
                                                             ------------
Total Stocks And Convertible Securities
 (Cost $310,226,999) (C)                                      594,160,970
                                                             ------------

-------------------------------------------------------------------------------

                                March 31, 2000
                                  (unaudited)

                                          Prin. Amt. Value (A)
                                          ---------- ---------
Short-Term Investments -- 2.8%
 U.S. Government Obligations -- 1.2%
 U.S. Treasury Bills, 5.70%, due 5/25/00  $7,500,000 $7,436,535
                                                     ----------
 Commercial Paper -- 1.6%
 Chevron USA 6.00-6.05%,
  due 4/11/00-4/13/00                      5,135,000  5,125,644

                                          Prin. Amt.  Value (A)
                                          ----------  ---------
 Ford Motor Credit Corp.,
  5.84-6.04%, due
  4/14/00-4/18/00                         $4,495,000 $  4,487,807
                                                     ------------
                                                        9,613,451
                                                     ------------
Total Short-Term Investments
 (Cost $17,049,986)                                    17,049,986
                                                     ------------
Total Investments
 (Cost $327,276,985)                                  611,210,956
 Cash, receivables and other
 assets, less liabilities                                (998,124)
                                                     ------------
Net Assets--100.0%                                   $610,212,832
                                                     ============

===============================================================================
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B) Presently non-dividend paying.
(C) The aggregate market value of stocks held in escrow at March 31, 2000 cov-ering open call option contracts written was $4,170,625. In addition, the aggregate market value of securities segregated by the custodian required to collateralize open put option contracts written was $2,945,000.

                        HISTORICAL FINANCIAL STATISTICS
-------------------------------------------------------------------------------

                                                                Dividends  Distributions
                                                         Net     from Net    from Net
                                            Common      Asset   Investment   Realized
                           Value of         Shares    Value per   Income       Gains
 Dec. 31                  Net Assets      Outstanding   Share   per Share    per Share
---------                ------------     ----------- --------- ---------- -------------
1990.................... $308,599,851     10,793,289   $28.59     $1.10        $1.25
1991....................  314,024,187     11,185,572    28.07       .92         1.23
1992....................  320,241,282     11,579,503    27.66       .77         1.23
1993....................  355,836,592     12,006,671    29.64       .82         1.30
1994....................  332,279,398     12,380,300    26.84       .92         1.18
1995....................  401,404,971     12,739,383    31.51       .87         1.22
1996....................  484,588,990     13,065,819    37.09       .82         1.32
1997....................  566,452,549     13,422,787    41.46       .77         1.56
1998....................  474,821,118     13,841,375    34.30       .78         1.51
1999....................  565,075,001     14,314,180    39.48       .72         1.61
March 31, 2000
 (unaudited)............  610,212,832     13,916,380    43.85       .27*         .13

--------
*Paid or declared

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
            During the Three Months Ended March 31, 2000 (unaudited)

                                                         Shares
                                           -----------------------------------
                                                                     Held
                                           Additions Reductions March 31, 2000
                                           --------- ---------- --------------
Calpine Capital Trust 5.75% Conv. Pfd.
 HIGH TIDES...............................  32,500                  87,500
Chevron Corp. ............................  10,000                 130,000
Owens-Illinois, Inc. .....................  45,000     20,000      225,000
AGL Resources, Inc. ......................            170,000         --
Barrett Resources Corp. ..................             70,000         --
Consolidated Papers, Inc. ................            275,000         --
ENSCO International, Inc. ................             20,000      120,000
El Paso Energy Corp. .....................             75,000      110,000
General Electric Co. .....................             10,000      190,000
Ocean Energy, Inc. .......................             72,450      550,000
Phillips Petroleum Co. ...................             30,000       60,000
TotalFinaElf ADR..........................             15,000      125,000

                            ----------------------

                                  Common Stock
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange

                       Petroleum & Resources Corporation
             Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                            Website: www.peteres.com
                          E-mail: contact@peteres.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                       Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP

              Transfer Agent, Registrar & Custodian of Securities
                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286
          The Bank's Shareholder Relations Department: (800) 432-8224
                      E-mail: Shareowner-svcs@bankofny.com

                        Annual Meeting of Stockholders
-------------------------------------------------------------------------------
The Annual Meeting of Stockholders was held on March 28, 2000. For those nomi-nated, the following votes were cast for directors:

                                                       votes
                                      votes for       withheld
                                      ----------      --------
  (A) Enrique R. Arzac:               12,286,551      208,211

  (B) Daniel E. Emerson:              12,243,420      251,342

  (C) Thomas H. Lenagh:               12,197,845      296,917

  (D) W.D. MacCallan:                 12,274,118      220,644

  (E) W. Perry Neff:                  12,240,693      254,069

  (F) Douglas G. Ober:                12,291,881      202,881

  (G) Landon Peters:                  12,263,584      231,178

  (H) John J. Roberts:                12,197,563      297,199

  (I) Susan C. Schwab:                12,242,483      252,279

  (J) Robert J.M. Wilson:             12,228,467      266,295

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the firm of independent accountants of the Corporation for 2000 was ap-proved with 12,273,718 votes for, 110,104 votes against, and 110,940 votes ab-staining.

A proposal to approve an amendment to Article SIXTH of the Articles of Incor-poration to increase the number of authorized shares of Common Stock of the Corporation from 25,000,000 shares to 50,000,000 shares and to remove a class of convertible preferred stock, par value $25.00 per share, was approved with 11,634,459 votes for, 665,175 votes against, and 195,128 votes abstaining.

A proposal to approve an amendment to the Corporation's investment policy to change the Corporation's subclassification under the Investment Company Act of 1940 from a diversified investment company to a non-diversified investment company was approved with 7,957,752 votes for, 380,811 votes against, and 260,762 votes abstaining.

Stockholder proposals to be included in the proxy statement for next year's Annual Meeting must be received at the offices of the Corporation by Octo-ber 26, 2000. The date stated in the 2000 Proxy Statement was incorrect.

                              ------------------


-----------------------------------------------------------------------------
  This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their in-formation. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in this report. The rates of return will vary and the market value of an investment will fluctuate Shares, if sold, may be worth more or less than their original cost. Past performance is not in-dicative of future investment results.
-----------------------------------------------------------------------------

                      SHAREHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------
DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and
(b) a "year-end" distribution, payable in late December, consisting of the es-timated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an elec-tion card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

BuyDIRECT/SM/*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvest-ment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time in-vestors an affordable alternative for buying, selling, and reinvesting in Pe-troleum & Resources shares. Direct purchase plans are growing in popularity and Petroleum & Resources is pleased to participate in such a plan.

The costs to participants in administrative service fees and brokerage commis-sions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment  $7.50
A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee            $2.50 per investment
 Brokerage Commission        $0.05 per share

Reinvestment of Dividends**
 Service Fee          10% of amount invested
            (maximum of $2.50 per investment)
 Brokerage Commission        $0.05 per share

Sale of Shares
 Service Fee                                      $10.00
 Brokerage Commission                    $0.05 per share
Deposit of Certificates for safekeeping         Included
Book to Book Transfers                          Included
To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments
Initial minimum investment (non-holders)           $500.00
Minimum optional investment (existing holders)      $50.00
Electronic Funds Transfer (monthly minimum)         $50.00
Maximum per transaction                         $25,000.00
Maximum per year                                      NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Automatic Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in the Plan or contact The Bank of New York about the BuyDIRECT Plan.

                                  ----------

The Corporation                             The Transfer Agent
Petroleum & Resources Corp.                 The Bank of New York
Lawrence L. Hooper, Jr.,                    Shareholder Relations
Vice President, Secretary and                Dept.-8W
 Geneeral Counsel                           P.O. Box 11258
Seven St. Paul Street,                      Church Street Station
 Suite 1140                                 New York, NY 10286
Baltimore, MD 21202                         (800) 432-8224
(800) 638-2479                              Website:
Website:                                    http://stock.bankofny.com
www.peteres.com                             E-mail:
E-mail:                                     Shareowner-svcs@
contact@peteres.com                         bankofny.com


*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution may be made in newly issued shares of common stock in which event there would be no fees or commis sions in connection with this dividend and capital gain distribution.

             [PETROLEUM & RESOURCES CORPORATION LOGO APPEARS HERE]






Petroleum & Resources Corporation
---------------------------------
Board of Directors


Enrique R. Arzac/1,4/    Douglas G. Ober/1/

Daniel E. Emerson/2,4/   Landon Peters/2,4/

Thomas H. Lenagh/2,3/    John J. Roberts/1,4/

W.D. MacCallan/1,3/      Susan C. Schwab/1,3/

W. Perry Neff/1,2/       Robert J.M. Wilson/3,4/

1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Benefits Committee

Officers

Douglas G. Ober           Chairman and
                           Chief Executive Officer
Richard F. Koloski        President
Joseph M. Truta           Executive Vice President
Nancy J.F. Prue           Vice President--Research
Lawrence L. Hooper, Jr.   Vice President,
                           Secretary and
                           General Counsel
Maureen A. Jones          Vice President and
                           Treasurer
Christine M. Griffith     Assistant Treasurer
Geraldine H. Stegner      Assistant Secretary

            --------------
              Stock Data
            --------------

Price (3/31/00)            $36.00
Net Asset Value (3/31/00)  $43.85
Discount:                   17.9%

New York Stock Exchange and Pacific Exchange ticker symbol: PEO

NASDAQ Mutual Fund Quotation Symbol: XPEOX

Newspaper stock listings are generally under the abbreviation: PetRs

  -------------------------
    Distributions in 2000
  -------------------------

From Investment Income   $0.27
 (paid or declared)
From Net Realized Gains   0.13
                         -----
  Total                  $0.40
                         =====

 -------------------------------
   2000 Dividend Payment Dates
 -------------------------------

         March 1, 2000
         June 1, 2000
         September 1, 2000*
         December 27, 2000*

     *Anticipated